UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

August 2, 2012

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On August 2, 2012, ON Semiconductor Corporation (“Company”) announced in a news release its financial performance for the second quarter ended June 29, 2012 and other related material information (“Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On August 2, 2012, following the release of the Earnings Release, the Company will hold a live conference call at 4:30 p.m. Eastern Time (ET) to discuss its financial performance for the quarter ended June 29, 2012 and other related material information. The Earnings Release includes certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP are set forth in the Earnings Release and posted separately on the Investor Relations page of the Company’s website at http://www.onsemi.com. The Company will provide a real-time audio broadcast of the teleconference and the related call script on the Investor Relations page of its website at http://www.onsemi.com. The re-broadcast of the call will be available at this site approximately one hour following the live broadcast and will continue to be available for approximately 30 days following the conference call. Investors and interested parties can also access the conference call through a telephone call by dialing (888) 546-9664 (U.S./Canada) or (973) 935-8144 (International) and providing the conference ID number of 12421219. The Company will provide a dial-in replay approximately one hour following the live broadcast that will continue through approximately August 9, 2012. To listen to the teleconference replay, call (855) 859-2056 (U.S./Canada) or (404) 537-3406 (International). You will be required to provide the Conference ID Number – which is 12421219.

The information under this Item 2.02 of this report, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 2, 2012, Donald Colvin, our Executive Vice President and Chief Financial Officer, and the Company mutually agreed to Mr. Colvin’s resignation as an officer of the Company. It is anticipated that Mr. Colvin will remain in his current positions at the Company for up to 90 days while the Company conducts a search for a replacement chief financial officer. The Company expects to enter into a definitive written agreement with Mr. Colvin with respect to his pending separation from the Company and the terms and conditions related thereto. A copy of the related news release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On August 2, 2012, the Company also announced that its Board of Directors (“Board”) and the Special Committee of the Board, established by the Board for the sole purpose of approving the share repurchase program and related matters, have authorized management of the Company to institute a share repurchase program for up to $300 million of the Company’s common stock over the next three years. The Company may repurchase its common stock under the share repurchase program from time to time in privately negotiated transactions or open market transactions, including pursuant to a trading plan in accordance with Rules 10b5-1 and 10b-18 of the Exchange Act, or by any combination of such methods or other methods. The timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors, including the Company’s stock price, corporate and regulatory requirements, restrictions under the Company’s debt obligations, and other market and economic conditions. The share repurchase program does not require the Company to purchase any particular amount of common stock and may be suspended or discontinued at any time. The Company intends to report on its repurchase activity, if any, in its quarterly and annual reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated August 2, 2012, announcing financial performance for the second quarter ended June 29, 2012 and a $300 million share repurchase program (1)

99.2	News release for ON Semiconductor Corporation dated August 2, 2012, announcing a Chief Financial Officer Transition (2)

(1)	This exhibit is furnished as part of this report.
(2)	This exhibit is filed as part of this report.

Caution Regarding Forward Looking Statements:

Exhibit 99.1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this exhibit could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor. These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements are made based on information available to us as of the date of this release, our current expectations, forecasts and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are our revenues and operating performance, poor economic conditions and markets (including current credit and financial conditions), effects of exchange rate fluctuations, the cyclical nature of the semiconductor industry, changes in demand for our products, changes in inventories at our customers and distributors, technological and product development risks, enforcement and protection of our intellectual property rights and related risks, availability of raw materials, electricity, gas, water and other supply chain uncertainties, our ability to effectively shift production to other facilities in order to maintain supply continuity for our customers, variable demand and the aggressive pricing environment for semiconductor products, our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products, competitor actions including the adverse impact of competitor product announcements, pricing and gross profit pressures, loss of key customers, order cancellations or reduced bookings, changes in manufacturing yields, control of costs and expenses and realization of cost savings from restructurings (including the voluntary retirement program for employees in our SANYO Semiconductor Products Group) and synergies, significant litigation, risks associated with decisions to expend cash reserves for various uses such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs, risks associated with acquisitions and dispositions (including from integrating and consolidating, and timely filing financial information with the Securities and Exchange Commission (“SEC”) for acquired businesses, and difficulties encountered in accurately predicting the future financial performance of acquired businesses, risks associated with our substantial leverage and restrictive covenants in our debt agreements from time to time, risks associated with our worldwide operations including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters such as the flooding in Thailand or the Japan earthquake and tsunami affecting our operations and finances/financials, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), risks related to new legal requirements and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the SEC. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: August 2, 2012	By:	/s/ George H. Cave
George H. Cave
Senior Vice President, General Counsel, Chief Compliance and Ethics Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated August 2, 2012, announcing financial performance for the second quarter ended June 29, 2012 and a $300 million share repurchase program (1)

99.2	News release for ON Semiconductor Corporation dated August 2, 2012, announcing a Chief Financial Officer Transition (2)

(1)	This exhibit is furnished as part of this report.
(2)	This exhibit is filed as part of this report.

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